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                                                                    EXHIBIT 10.3


                             FIRSTMERIT CORPORATION
                           1995 RESTRICTED STOCK PLAN

         1. PURPOSE. The purpose of the FirstMerit Corporation 1995 Restricted Stock Plan (the "Plan") is to enable FirstMerit Corporation (the "Company") and its subsidiaries to provide present and prospective officers and key employees with an opportunity to obtain an equity ownership interest in the Company through the grant of restricted stock awards ("Award" or "Awards") of the Company's common stock, no par value ("Common Stock").

         2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting, by a writing signed by a majority of the Committee members.

         In accordance with and subject to the provisions of the Plan, the Committee shall (A) select the Participants from those employees meeting the eligibility criteria described in Section 4; (B) determine the number of Shares to be subject to each Award; (C) determine the time at which Awards are made;
(D) determine the duration and nature of Award restrictions; (E) fix such other provisions of the Awards as the Committee may deem necessary or desirable in its sole discretion, consistent with the terms of the Plan; and (F) determine the form or forms of agreement with Participants which shall evidence the particular terms, conditions, rights and duties of the Company and the Participants with respect to Awards (the "Award Agreements").

         The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, and revise such rules and regulations relating to the Plan as it may deem necessary or desirable for the administration of the Plan. Each determination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Committee and each of the members thereof, the Board of Directors, officers and employees of the Company, and the Participants and their respective successors in interest.

         3. COMMON STOCK SUBJECT TO THE PLAN. There is hereby reserved for issuance as Awards under the Plan an aggregate of 12,500 shares of Common Stock, which may be authorized but unissued or treasury shares.

         Any shares subject to Awards may thereafter be subject to new Awards under this Plan if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, including, without limitation, the forfeiture of shares subject to an Award prior to the lapse of restrictions.


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         If the Company shall at any time change the number of issued shares of
Common Stock without new considerations to the Company (by stock dividends, stock splits, or similar transactions), the total number of shares reserved for issuance under the Plan shall be adjusted proportionately. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar circumstances.

         4. PARTICIPANTS. Participants will consist of such key employees (including officers) of the Company and any present or future subsidiary as the Committee, in its sole discretion, determines to be mainly responsible for the success and future growth and profitability of the Company and value to its stockholders and whom the Committee may designate from time to time to receive Awards under the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under this or other plans of the Company.

         5. AWARDS. Awards will consist of grants of restricted shares of Common Stock ("Restricted Shares") to Participants as a bonus for service rendered to the Company without other payment therefor. In addition to the restrictions described in Section 6, any Award under the Plan may be subject to such other provision (whether or not applicable to an Award to any other Participant) as the Committee deems appropriate, including, without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of shares acquired under any Award, provisions giving the Company the right to repurchase shares acquired under any Award, provisions to comply with federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

         6. RESTRICTIONS. A Participant shall not have a right to retain any Restricted Shares granted under an Award unless and until such restrictions have by their terms lapsed. The lapsing of such restrictions is referred to herein as "Vesting," and the shares after Vesting has occurred are referred to herein as "Vested Shares." The restrictions which the Committee may place on the Awards include, without limitation, the Participant's continued employment with the Company for certain periods of time as determined by the Committee and the attainment of various performance goals by the Participant and/or the Company as specified by the Committee with respect to such Award. The Committee may, in its sole discretion, require different periods of employment or different performance goals with respect to different Participants, with respect to different Awards or with respect to separate, designated portions of an Award. The Committee may, in its sole discretion, terminate restrictions on shares issued pursuant to an Award prior to the time such restrictions otherwise would have lapsed. Any Restricted Shares granted under an Award which have not become Vested Shares on or before the termination date, if any, set forth in the Award Agreement shall permanently be forfeited, and shall thereafter become available for reissuance under the Plan.




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         7. ENFORCEMENT OF RESTRICTIONS. The Committee in its sole discretion, may employ one or more methods of enforcing the restrictions referred to in Sections 6, 8, 9 and 11, including, without limitation, the following: placing a legend on the stock certificates referring to the restrictions; requiring the Participant to keep stock certificates, duly endorsed, in the custody of the Company or its designated agent while the restrictions remain in effect; not issuing certificates for Restricted Shares until the shares become Vested Shares; or (D) retain a possessory lien in the Award Shares as provided in
Section 11 below.

         8. PRIVILEGES OF SHAREHOLDER. Restricted Shares shall constitute issued and outstanding shares of the Company for all corporate purposes, and the Participant shall have all voting and (subject to any Award restrictions) all dividend, liquidation and other rights with respect to Restricted Shares while the corresponding Award remains in effect, as if such Participant were a holder of record of unrestricted shares of Common Stock. Notwithstanding the foregoing, prior to the time at which a Restricted Share becomes a Vested Share, the Participant's right to assign or transfer such Restricted Share shall be subject to the limitations of Section 9. Certificates representing Restricted Shares shall bear a restrictive legend disclosing the restrictions, the existence of the Plan, and the existence of the applicable Award.

         9. NON-TRANSFERABILITY. No right or interest of any Participant in any Award made pursuant to the Plan shall, prior to the satisfaction of all restrictions applicable thereto, be assignable or transferable, in whole or in part, during the lifetime of the Participant, either voluntarily or involuntarily, or be made subject to any lien (except as provided in Sections 7 and 11), directly or indirectly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's right and interest in any Award shall, to the extent provided in the Award, be transferable by testamentary will or the laws of descent and distribution, and the issuance of any shares subject to an Award shall be made to the Participant's legal representatives, heirs or legatees upon furnishing the Committee with evidence satisfactory to the Committee of such status.

         10. WITHHOLDING TAXES. The Company is entitled to withhold and deduct from future wages of the Participant, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state, or local tax requirements attributable to the grant, vesting or applicable tax elections (including, without limitation, elections under Section 83(b) of the Code), with respect to the Restricted Shares, or the payment of any dividends or other distributions with respect to the Restricted Shares, or require the Participant promptly to remit the amount of such withholding to the Company as a condition to the continuation of such Award, the delivery of certificates evidencing Vested Shares, or the payment of any dividends paid on Restricted Shares.




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         11. LIEN ON SHARES. The Company may, in its sole discretion, require that a Participant, as a condition to the receipt of an Award, grant to the Company a possessory lien on the Restricted Shares in order to secure re-transfer of the Shares into the name of the Company, and ensure adequate provision for any tax withholding obligations arising with respect to such Award, and to that end, may require that certificates evidencing Restricted Shares be deposited by the Participant with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares which are forfeited or required to be retained to satisfy the participant's withholding obligations to the Company.

         12. SHARE ISSUANCE AND TRANSFER RESTRICTIONS.

                  (A) SHARE ISSUANCE. Notwithstanding any other provision of the Plan or any Award Agreement entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares under this Plan, unless and until both of the following are satisfied:

                           (i)      either:

                                    (a) there shall be in effect with respect to
                  such shares a registration statement under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws, if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or

                                    (b) if the Committee has determined not to
                           so register the shares, exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance as determined by counsel for the Company and there shall have been received from the Participant (or, in the event of death or disability, the Participant's hear(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

                           (ii) there shall have been obtained any other consent, approval or permit from any state or federal government agency which the Committee shall, in its sole discretion and upon the advice of counsel, deem necessary or advisable.

                  (B) TRANSFERS OF VESTED SHARES. Vested Shares may not be sold, assigned, transferred, pledged, encumbered, or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws,



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on the receipt from the party to whom the shares are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made.

                  (C) LEGENDS. Unless a registration under the Securities Act is in effect with respect to the issuance or transfer of Vested Shares, each certificate representing such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         13. TENURE. An Award shall not confer upon the Participant any right with respect to being continued in the employ of the Company or to interfere in any way with the right of the Company to terminate his employment at any time, for any reason, with or without cause, except as may otherwise be stated in a written employment agreement between the Company and the Participant.

         14. ACCELERATION ON CHANGE OF CONTROL. The Committee may provide, in its sole discretion, in one or more Awards, that notwithstanding the provisions of each Award which would result in a forfeiture as a result of the Participant's termination of employment with the Company prior to the Vesting of Restricted Shares, the Restricted Shares subject to such Award shall immediately become Vested Shares as a result of a Change in Control as defined in the Award Agreement, or the affected Participant's employment or separation agreement with the Company at the time of reference. Notwithstanding anything to the contrary in the Plan, unless expressly provided to the contrary in the Award Agreement, if Restricted Shares experience an acceleration in Vesting on a Change in Control as permitted by the preceding sentence, the portion of the Restricted Shares which experience such acceleration will be limited to that number which will not cause or contribute to an "excess parachute payment" with respect to the Participant, as reasonably determined by the Committee in accordance with
Section 280G of the Code.




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         15. AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors may
amend the Plan from time to time or terminate the Plan at any time. In addition, the Committee may amend the terms of any Award previously granted under this Plan, prospectively or retroactively. However, no action authorized by this
Section 15 shall impair the rights of any Participant without the Participant's consent.

         16. EFFECTIVE DATE AND DURATION. The Plan is effective as of March 1, 1995. The Plan shall continue in effect until it is terminated by action of the Board of Directors, but such termination shall not affect the then outstanding terms of any Award. No Award shall be granted more than 10 years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a Participant, or under any future plan of the Company, Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan, or any benefit previously or thereafter granted to him under any future plan of the Company.

         17. EXCLUSIVITY OF THE PLAN. Nothing contained in this Plan is intended to amend, modify or rescind any previously approved compensation plans or programs adopted by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. The adoption of the Plan by the Company will not be construed as creating any limitations on the power or authority of the Board of Directors to adopt such additional or other compensation arrangements as the Board of Directors may deem necessary or desirable.




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